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                                                                   EXHIBIT 99(a)

                              TELOGY NETWORKS, INC.
                          PROXY CARD -- PREFERRED STOCK
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
               SPECIAL MEETING OF STOCKHOLDERS ON AUGUST 31, 1999

         The undersigned hereby appoints Joseph A. Crupi and Timothy J. Carlson, and each of them, Proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Telogy Networks, Inc. ("Telogy"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on Tuesday, August 31, 1999, beginning at 10:00 a.m. local time at the offices of Weil, Gotshal & Manges LLP, at 100 Crescent Court, Suite 1300, Dallas, Texas 75201-6950 and at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the special meeting or any adjournment thereof.

Proposal No. 1.     To approve and adopt the Agreement and Plan of Merger
                    between Telogy, Texas Instruments Incorporated and TNI
                    Acquisition Corp., a wholly owned subsidiary of Texas
                    Instruments.

                    [ ] FOR                [ ] AGAINST          [ ] ABSTAIN



Proposal No. 2.     To convert all outstanding shares of preferred stock into
                    shares of common stock immediately prior to consummation of the merger.

                    [ ] FOR                [ ] AGAINST          [ ] ABSTAIN

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting.

                          (PLEASE SIGN ON REVERSE SIDE)


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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE SPECIAL MEETING FOR ACTION TO BE TAKEN THEREUNDER, THIS PROXY WILL BE VOTED ON SUCH MATTERS BY THE PERSONS NAMED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                                            Date: _______________, 1999


                                            ------------------------------------
                                            (Signature)

                                            ------------------------------------
                                            (Signature)


                                            (Name(s)) __________________________

                                            Please sign exactly as your name or
                                            names appear hereon. Where more than
                                            one owner is shown above, each
                                            should sign. When signing in a
                                            fiduciary or representative
                                            capacity, please give full title. If
                                            this Proxy is submitted by a
                                            corporation, limited liability
                                            company or partnership, it should be
                                            executed in the full entity name by
                                            a duly authorized officer, member or
                                            partner, as the case may be.

         PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.


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                              TELOGY NETWORKS, INC.
                           PROXY CARD -- COMMON STOCK
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
               SPECIAL MEETING OF STOCKHOLDERS ON AUGUST 31, 1999

         The undersigned hereby appoints Joseph A. Crupi and Timothy J. Carlson, and each of them, Proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Telogy Networks, Inc. ("Telogy"), which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on Tuesday, August 31 1999, beginning at 10:00 a.m. local time at the offices of Weil, Gotshal & Manges LLP, at 100 Crescent Court, Suite 1300, Dallas, Texas 75201-6950 and at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the special meeting or any adjournment thereof.

Proposal No. 1.     To approve and adopt the Agreement and Plan of Merger
                    between Telogy, Texas Instruments Incorporated and TNI
                    Acquisition Corp., a wholly owned subsidiary of Texas
                    Instruments.

                    [ ] FOR                [ ] AGAINST          [ ] ABSTAIN


         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting.

                          (PLEASE SIGN ON REVERSE SIDE)


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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE SPECIAL MEETING FOR ACTION TO BE TAKEN THEREUNDER, THIS PROXY WILL BE VOTED ON SUCH MATTERS BY THE PERSONS NAMED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                                            Date:___________________, 1999


                                            ------------------------------------
                                            (Signature)

                                            ------------------------------------
                                            (Signature)



                                            (Name(s)) __________________________

                                            Please sign exactly as your name or
                                            names appear hereon. Where more than
                                            one owner is shown above, each
                                            should sign. When signing in a
                                            fiduciary or representative
                                            capacity, please give full title. If
                                            this Proxy is submitted by a
                                            corporation, limited liability
                                            company or partnership, it should be
                                            executed in the full entity name by
                                            a duly authorized officer, member or
                                            partner, as the case may be.

         PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.